EXHIBIT B


                             MORTGAGE LOAN SCHEDULE

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

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Mortgage Loan  Cut-Off Date         Monthly Debt Service      Mortgage     Maturity  Property Manager
               Principal Loan                                    Rate         Date
               Baloance
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
Columbia           $135,230,640           $1,212,279.81          8.870%      8/11/16  Grandview Hotel Limited
Sussex II                                                                             Partnership


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Horizon II         $ 99,217,643           $ 803,280.95           9.060%     10/11/26  Second Horizon Group Limited
                                                                                      Partnership
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MHP II             $266,000,000           $2,261,488.30          8.220%     10/11/17  Marriot Hotel Properties II
                                                                                      Limited Partnership and Santa
                                                                                      Clara Marriott Hotel Limited
                                                                                      Partnership
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Palmer Square      $ 36,000,000           $  280,003.58          8.090%     12/11/21  Nassau Inn Limited Partnership
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Prime Retail II    $358,748,252           $2,579,863.10          7.782%     11/11/26  Prime Retail, L.P.
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Total              $897,196,535           $4,815,038.94
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